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                                                                    EXHIBIT 10.6

                                    FORM OF

                       UNIVERSAL PACKAGING SYSTEMS, INC.

                                 SECURED NOTE

$___________                                                       June 10, 1999

     Section 1.  General.  UNIVERSAL PACKAGING SYSTEMS, INC., a California
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corporation (the "Company"), for value received, hereby promises to pay Jafra
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Cosmetics International, Inc., a Delaware corporation (the "Holder") (or such
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person's permitted transferees), the aggregate principal amount of _______ (the
"Principal Amount").  Principal shall be paid in 12 equal monthly installments
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of $______ commencing on October 1, 1999, in such coin or currency of the United
States of America as at the time of payment shall be legal tender therein for the payment of public and private debts. The Company agrees to pay additional interest at the rate of _____% per annum on any overdue principal ten days after due date. Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Asset Purchase Agreement dated as of June
10, 1999 between the Holder and the Company (the "Asset Purchase Agreement").
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     Section 2.  Prepayments. Company may, at its sole discretion, at any time
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prepay this Note, without penalty or premium, in whole or in part, together with all accrued and unpaid interest on the principal amount so prepaid to the date of such prepayment.

     Section 3.  Grant of Security Interest. As collateral security for the
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prompt and complete payment and performance when due (whether at the stated
maturity, by acceleration or otherwise) of the Obligations (defined below), the Company hereby grants to the Holder a security interest in all of the Inventory (defined below) (collectively "Collateral"), and all products and proceeds of
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the foregoing Collateral. For the purposes of this Note, the term "proceeds"
includes whatever is receivable or received when Collateral or proceeds is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto. For the purpose of this Note, "Obligations" means the collective reference to all obligations and liabilities of the Company in respect of the unpaid Principal Amount of (including, without limitation, interest accruing after the maturity of this Note and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), this Note.

     Section 4.  Power of Attorney. Only after the occurrence of and during the
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continuation of an Event of Default, the Company shall irrevocably appoint the
Holder as the Company's attorney-in-fact to exercise such rights and powers as the Company might exercise with respect to the Collateral, including, without limitation, the right to (a) collect by legal

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proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (c) insure, process and preserve the Collateral; (d) transfer the Collateral to its own or its nominee's name; and (e) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral. The Company agrees to reimburse the Holder upon demand for any costs and expenses, including, without limitation, attorneys' fees, the Holder may incur while acting as the Company's attorney-in-fact hereunder, all of which costs and expenses are included in the Obligations secured hereby.

     Section 5.  Further Documents. The Company agrees to execute and deliver or
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to cause to be executed and delivered to the Holder from time to time such UCC-1 financing statements as the Holder may request, and such confirmatory or supplementary security agreements, financing statements and other documents, instruments or agreements as the Holder may reasonably request, which are in the Holder's judgment necessary or desirable to obtain for the Holder the benefit of the this Note and the Collateral.

     Section 6.  Covenants.
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     For as long as any amounts are owing to the Holder under this Note:

          a. The Company shall maintain the inventory to be sold to the Company pursuant to the Asset Purchase Agreement (the "Inventory") in good and
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usable condition;

          b. The Company shall use the Inventory for the manufacture, packaging and sale of only the Holder's products, and not for or in connection with the manufacture, packaging or sale of products of any other person or entity or for any other purpose;

          c. The Company shall promptly give notice to the Holder of: (i) the occurrence of any Event of Default (defined below) under Section 9 hereof;
(ii) any default or event of default under any contractual obligation of the Company or any litigation, investigation or proceeding between the Company any other party which, in either case, if not cured or adversely determined would have a material adverse effect on the business, operations, property or condition (financial or otherwise) of the Company or the enforceability of this Note (a "Material Adverse Effect"); or (iii) the occurrence of any event having
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a Material Adverse Effect;

          d. The Company shall keep and maintain at its own cost and expense reasonably satisfactory and complete records of the Collateral, including, without limitation, records of all payments received and all credits granted with respect to the Collateral, and shall mark such records to evidence this Note and the liens and the security interests created hereby. For the Holder's further security, the Holder shall have a security interest in all of the Company's books and records pertaining to the Collateral;

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          e.     The Company shall, upon reasonable written advance notice to the Company and at reasonable intervals, or at any time and from time to time after the occurrence and during the continuation of an Event of Default (as defined below), give the Holder reasonable access during normal business hours to all the books, correspondence and records of the Company relating to the Inventory, and the Holder and its representatives may examine the same, and to the extent reasonable take extracts therefrom and make photocopies thereof. The Company agrees to render to the Holder, at the Company's reasonable cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Holder and its representatives shall also have the right, upon reasonable advance notice to the Company to enter during normal business hours into and upon any premises where any of the Inventory is located for the purpose of inspecting the same, observing its use or otherwise protecting the Holder's interests therein.

          f. The Company shall not create, incur, assume or suffer to exist any lien upon any of the Inventory (other than the liens of the Holder as permitted have under and under the Asset Purchase Agreement); and

          g. The Company shall not convey, sell, lease, assign, transfer or otherwise dispose of any of the Inventory (other than using such Inventory for the manufacture, packaging and sale of the Holder's products) without the prior written consent of the Holder, which the Holder may withhold in its sole discretion.

     Section 7.  Replacement of Note.
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          Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note and, in case of loss, theft or destruction, of indemnity reasonably satisfactory to it, or, in the case of mutilation or at the request of the Holder, upon surrender and cancellation of this Note, and in all cases upon reimbursement to the Company of all reasonable expenses incidental thereto, the Company will make and deliver a new Note of like tenor in lieu of this Note. A holder, through the Holder, may also request that this Note be exchanged for one or more Notes of like tenor in the same aggregate principal amount as such Note being exchanged and appropriate notation on any newly issued Note to indicate which holders have an interest therein.

     Section 8.  Amendments and Waivers.
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          No covenant, agreement or condition contained in this Note may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) without the prior written consent of the Holder (in its sole discretion) and the Company. Any such amendment or waiver shall be binding upon each of the Holder, each future holder of this Note and the Company. Upon the request of the Company, the Holder or any holder of this Note shall submit this Note to the Company so that this Note may be marked to indicate such amendment or waiver, and any Note issued thereafter shall bear a similar notation referring to any such amendment or continuing waiver.

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     Section 9.  Events of Default.
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          a.     In case of the occurrence of any of the following events (an
"Event of Default"):
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                 i.   default shall be made in the payment of the principal of
     or interest on this Note, when and as the same shall become due and payable, whether at the due date thereof or by acceleration thereof or otherwise and such default, in the case of interest due, shall continue unremedied for ten (10) Business Days after written notice from the holder of this Note to the Company of such default; (For the purpose of this Note, "Business Day" shall mean a day other than a Saturday, Sunday or other day on which commercial banks in the State of California are authorized or required by law to be closed. )

                 ii. the Company shall (A) apply for or consent to the appointment of a receiver, trustee or liquidator for itself or all or a substantial part of its property, (B) admit in writing its inability to pay its debts as they mature, (C) make a general assignment for the benefit of creditors, (D) be adjudicated a bankrupt or insolvent, (E) file a voluntary petition in bankruptcy or petition or answer seeking a reorganization or an arrangement with its creditors, (F) take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute or file an answer admitting the material allegations of a petition filed against it in any proceeding under any such law or (G) take any corporate definitive action for the purpose of effecting any of the foregoing;

                 iii. an order, judgment or decree shall be entered, without the application, approval or consent of the Company, by any court of competent jurisdiction, approving a petition seeking reorganization of the Company or all or a substantial part of the assets of the Company, or appointing a receiver, trustee or liquidator of the Company, and such order, judgment or decree shall continue unstayed and in effect for any period of 60 days;

                 iv. any material breach by the Company of any material provision of this Note (other than those described in subpart (i) of this Section 9(a)), the Asset Purchase Agreement or that certain Manufacturing Agreement dated as of June 10, 1999 between the Holder and the Company, and the failure to cure such breach within the applicable grace period, or if none is specified, within thirty (30) days after written notice from the Holder to the Company of such default; or

                 v. the Company shall default in any payment of principal or interest of any indebtedness or contingent obligation of the Company beyond the period of grace provided in the instrument or agreement under which such indebtedness or contingent obligation was created;

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then, the Holder may declare this Note to be forthwith due and payable, whereupon this Note shall become forthwith due and payable, both as to principal and interest, without presentment, demand, protest, or other notice of any kind, all of which are hereby expressly waived; provided that in the case of any such
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declaration based upon a default in the payment of the principal of this Note, the Holder shall provide the Company with not less than five (5) Business Days' prior written notice thereof.

          b. In case any one or more of the Events of Default shall have occurred and be continuing, the holder of this Note may proceed to protect and enforce its rights either by suit in equity and/or by action at law, whether for the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note, or proceed to enforce the payment of this Note or to enforce any other legal or equitable right of a holder of this Note.

          c. No remedy conferred hereunder is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or hereafter existing at law or in equity or by statute or otherwise. No course of dealing between the Company and the holder of this Note or any delay on the part of the holder of this Note in exercising its rights hereunder shall operate as a waiver of any rights of such holder.

          d. The Company hereby waives notice of protest, dishonor, intent to accelerate, acceleration and all other notices of any type or character, demand, presentment for payment, protest, diligence in collecting or bringing suit and notice, other than required service, with respect to the filing of suit for the purpose of fixing liability.

     Section 10. Extension of Maturity.
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          Should the principal of and interest on this Note become due and payable on other than a Business Day, the maturity hereof shall be extended to the next succeeding Business Day, and principal and interest shall be payable thereon at the rate per annum herein specified during such extension.

     Section 11. Successors and Assigns.
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          The provisions of this Note shall be binding upon and inure to the benefit of the Company and its successors and permitted assigns, and to the holder and its successors and permitted assigns and their respective heirs, executors, administrators and duly appointed legal representatives who shall succeed to the holder's rights and obligations in, to and under this Note.

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     Section 12.  Notices.
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          All notices, demands or other communications hereunder shall be in writing and shall be deemed to have been duly given on the date of delivery, if delivered in person, and on the date of receipt, if sent by facsimile transmission (with telephonic and mail confirmation) or by recognized overnight carrier service (e.g., Federal Express or United Parcel Service), and three (3) business days after mailing by United States mail, certified or registered with return receipt requested, addressed to the parties at their addresses set forth below:

               (i)  if to Holder to:

                         Jafra Cosmetics International, Inc.
                         2451 Townsgate Road
                         Westlake Village, CA  91361
                         Attn:  Vice President, Manufacturing
                         Fax:   805-449-3259

                    with a copy to:

                         Office of the General Counsel
                         Fax: 805-449-3256

               (ii) if to the Company:

                         Universal Packaging Systems, Inc.
                         4575 Danito Court
                         Chino, CA  91710
                         Attn:  Julio Liberal
                         Fax:   909-590-5869

                    with a copy to:

                         Ronald J. Grant, Esq.
                         Tilles, Webb, Kulla & Grant, ALC
                         433 North Camden Drive, Suite 1010
                         Beverly Hills, California 90210
                         Fax:  310-888-3433

          Either party may change its address from time to time for purposes of notice or other communication hereunder by giving notice to the other party in accordance with this section.

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     Section 13.  Governing Law.
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          THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE
LAWS OF THE STATE OF CALIFORNIA WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER IN THE STATE OF CALIFORNIA OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF CALIFORNIA.

     Section 14.  Interest Deficit.
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          If the provisions of this Note would at any time require payment by the Company to the holder of any amount of interest in excess of the maximum amount then permitted by applicable law, the interest payments to the holder shall be reduced but only to the extent necessary so that such holder shall not receive interest in excess of such maximum amount. If, as a result of the foregoing, a holder shall receive interest payments under the Note in an amount less than the amount otherwise provided hereunder, such deficit (hereinafter called the "Interest Deficit") will, to the fullest extent permitted by
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applicable law, cumulate and will be carried forward (without interest) until the payment in full of this Note or such earlier time as it may be paid. Interest otherwise payable to the holder under the Note for any subsequent period shall be increased by the maximum amount of the Interest Deficit that may be so added without causing such holder to receive interest in excess of the maximum amount then permitted by the law applicable thereto.

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          IN WITNESS WHEREOF, the Company has duly executed and delivered this
Note as of the date first written above.


                         UNIVERSAL PACKAGING SYSTEMS, INC.


                         By:________________________
                            Name:
                            Title:


                         By:________________________
                            Name:
                            Title:

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